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                                                                    EXHIBIT 23.2


                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Nucentrix Broadband Networks, Inc.
(formerly Heartland Wireless
Communications, Inc.):

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                                        /s/ KPMG LLP


Dallas, Texas
August 3, 1999